Virtual Presenter	Page 1 of 2
Jane E. Marko

From:	Jane Marko [vp@fugent.com]
Sent:	Wednesday, July 05, 2006 6:43 PM
To:	Jane E. Marko
Subject:	Gateway Fund’s Return Exceeds The Return For The S&P 500 Index During A Turbulent Quarter
Financial Professional:

After the returns table below, you should see either a blank box or a button that says “View Presentation.” Simply click on the box or “View Presentation” button and the content should open. If you experience any difficulty in opening the content, please let us know and we will get you set up correctly.

If you do not see the box, scroll down to the bottom where there is an active link, or you can manually copy the link and paste it into your web browser. If you need assistance, please don’t hesitate to contact us.

Gateway Fund Average Annual Total Returns As of June 30, 2006

One Year 6.25% Five Years 3.89% Ten Years 6.70% From January 1, 1988 9.01%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

To view the Portable Document Format file (PDF), download a free Acrobat Reader from the Adobe site here.

This is an advertisement. To unsubscribe from future e-mails, either simply press the “Reply” button and type in “Opt Out” or e-mail jmarko@gia.com that you do not wish to receive further e-mails.

7/6/2006

Virtual Presenter	Page 2 of 2
If you have any questions regarding the Fund, please don’t hesitate to contact me.
Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

If you cannot access any of the links above cut and paste this address into your browser: http://vp6.fugent.com/viewer/?1172005,620A52
To be removed from this list, follow this link

7/6/2006

To:	Financial Professionals
From:	Walter G. Sall
Date:	July 5, 2006
Subject:	Gateway Fund’s Return Exceeds The Return For The S&p 500 Index During A Turbulent Quarter

•	The Gateway Fund Earns 0.68% In June And 0.88% For The Second Quarter As Option Cash Flows Increase

•	The S&p 500 Index Rallies At Month-end To Nearly Break-even In June, But Still Remains Negative For The Second Quarter

•	The Lehman Brothers U. S. Intermediate Government/credit Bond Index Continues Its Lackluster Performance

•	Gateway Fund Pays Quarterly Dividend Of $0.125 Per Share On June 28, 2006

•	Visit Us On The Web At www.gatewayfund.com

	Month	Second	Year-to-date
	of	Quarter	as of
	June	2006	June 30, 2006
Gateway Fund	0.68%	0.88%	4.15%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.15%	0.21%	-0.18%
S&P500 Index	0.14%	-1.44%	2.71%
Month of June
After holding the line for the combined months of April and May, the Gateway Fund posted a respectable return of 0.68% in June. Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, gained a scant 0.15% in June while the S&P 500 Index eked out a slight gain of 0.14%.
•	Equity markets continued to be supported by positive earnings, but investors spent much of the month living in fear that the persistent interest rate increases by the Federal Reserve Open Market Committee would overshoot and inhibit economic growth. The market rallied strongly following the Federal Reserve Board policy statement on June 29 which seemed to indicate a perception of slowing economic growth and a willingness by the Federal Reserve Board to pause in its persistent interest rate increases.

•	Bond markets remained under pressure from interest rate increases and inflationary fears. The worldwide movement to restrain liquidity is having an obvious effect, as the yield curve has flattened and shifted upward. Interestingly, the pressure of Federal Reserve Board interest rate increases has been felt more at the short end, as expectations embedded in the yield curve seem to point to stable rates over the near-to-intermediate term.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441

Subject:	Gateway Fund’s Return Exceeds The Return For The S&p 500 Index During A Turbulent Quarter
Date:	July 5, 2006
Page:	Two

•	At June 30, 2006, the Gateway Fund was fully hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 5% and 7.5% out-of-the-money. The silver lining in the market sell-off during periods in May and June was the increase in the CBOE Volatility Index (the “VIX”). The headline measure of equity market volatility actually closed at 23.81 on June 13 before ending the month of June at 13.08, up from 11.39 at the beginning of the quarter. Higher volatility increases the net premium cash flow available to the Gateway Fund.
Second Quarter And Year-to-date As Of June 30, 2006
In the first six months of 2006, manufacturing, business investment and raw material sectors have been making up for the slowdown that has been in evidence in automobiles and housing. Overall, the economy has surged forward and corporate America has delivered robust profit growth. The Federal Reserve Board’s continuing efforts to curtail incipient inflation by raising interest rates (four times in the first half of 2006) have served to dampen the housing market, but not much else.
•	In this environment, the Gateway Fund delivered a total return of 4.15% for the first six months of 2006. This return resulted from a strong first quarter of 3.24% and a modest increase of 0.88% in the second quarter. In the first quarter, the combined cash flow of option premiums and dividends accrued to the benefit of total return; in the second quarter, it more than helped to offset the decline in the S&P 500 Index.

•	Stocks rallied until May when increasing inflation fears and uncertainty over the intent and effectiveness of monetary policy unnerved investors. For the year-to-date, the S&P 500 Index has gained 2.71% which was substantially less than the 4.15% return for the Gateway Fund. In particular, the second quarter reinforced the wisdom of hedging equity portfolios, as the S&P 500 Index edged down 1.44% while the Gateway Fund posted a return of 0.88%.

•	Bond investors joined their stock-investing brethren in selling off in the latter part of the second quarter. Bonds, as measured by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, lost ground in the first half of 2006, suffering a decline in excess of their coupons and posting a total return of -0.18%. The second quarter showed little difference as the Lehman Brothers U. S. Intermediate Government/Credit Bond Index advanced by a disappointing 0.21%. The Federal Open Market Committee was joined by many central banks worldwide in increasing interest rates, leaving bond investors no place to hide.
Trailing Twelve Months
Over the last twelve months, the impact of the global liquidity belt-tightening has had an effect on both stock and bond markets. The S&P 500 Index has gained 8.63%, below historically average levels. The Gateway Fund has performed true to its hedged equity investment objective, earning 6.25% for the past twelve months. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined 0.18% in this twelve-month period.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441

Subject:	Gateway Fund’s Return Exceeds The Return For The S&p 500 Index During A Turbulent Quarter
Date:	July 5, 2006
Page:	Three

Second Quarter Distribution
The Gateway Fund paid an ordinary income dividend of $0.125 per share on June 28, 2006, to shareholders of record as of June 27, 2006. Beginning with this second quarter 2006 dividend, the Fund will distribute net investment income near the end of each calendar quarter. The Fund will continue to distribute net capital gains, if any, annually at the end of December. Information about the Fund’s distributions are available on our website at www.gatewayfund.com on the “What’s New at Gateway” page.
AVERAGE ANNUAL TOTAL RETURNS
as of June 30, 2006

		Lehman Bros. U.S.
		Intermediate
	Gateway	Government/Credit	S&P 500
	Fund	Bond Index	Index
One Year	6.25%	-0.18%	8.63%
Three Years	7.13%	1.49%	11.21%
Five Years	3.89%	4.62%	2.49%
Ten Years	6.70%	5.81%	8.31%
Since 1/1/88	9.01%	6.98%	11.76%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441